UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2022

Desktop Metal, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38835	83-2044042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

63 Third Avenue Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

(978) 224-1244

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 9, 2022, the Company held its 2022 annual meeting of stockholders (the “Annual Meeting”). Proxies for the meeting were solicited in accordance with the Securities Exchange Act of 1934, as amended. At the Annual Meeting, the stockholders of the Company voted on the following proposals:

I.	To elect the following persons as Class II directors until the Company’s 2025 annual meeting of stockholders. Each nominee for director was elected by a vote of the stockholders as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
James Eisenstein	93,530,900	22,087,117	229,961	81,067,999
Wen Hsieh	107,004,633	8,639,974	203,371	81,067,999
Jeff Immelt	89,331,252	26,296,840	219,886	81,067,999
Stephen Nigro	104,911,499	10,735,845	200,634	81,067,999

Based on the foregoing votes, James Eisenstein, Wen Hsieh, Jeff Immelt, and Stephen Nigro were elected as directors.

II.	To ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the year ending December 31, 2022. The proposal was approved by a vote of stockholders as follows:

For	Against	Abstain
194,099,834	1,883,374	932,769

Based on the foregoing votes, the appointment of Deloitte & Touche LLP was ratified.

III.	To approve, on an advisory, non-binding basis, the compensation paid to our named executive officers.

For	Against	Abstain	Broker Non-Votes
111,536,185	3,935,375	376,418	81,067,999

Based on the foregoing votes, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

IV.	To approve, on an advisory, non-binding basis, the frequency of future advisory votes on compensation paid to our named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
114,593,192	253,359	422,338	579,089	81,067,999

Based on the foregoing votes, the stockholders advised that they were in favor of every one year as the frequency of holding a non-binding advisory vote on named executive officer compensation.

Based on the results of the vote, and consistent with the recommendation of the Company’s Board of Directors (the “Board”) with respect to the proposal, the Board has determined to hold a non-binding advisory vote regarding named executive officer compensation every one year until the next required non-binding advisory vote on the frequency of holding future votes regarding named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Desktop Metal, Inc.

Date: June 13, 2022	By:	/s/ Ric Fulop
	Name:	Ric Fulop
	Title:	Chief Executive Officer